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                                                                    Exhibit 99.4

                                 VISTA.COM, INC.

                         COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (this "AGREEMENT") is made as of the ____ day of _____ 2005 (the "EFFECTIVE DATE") by and between Vista.com, Inc., a Washington corporation (the "COMPANY"), and the undersigned purchaser (the "PURCHASER").

                                     RECITAL

     The Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, __________ (______) shares of the Company's common stock, no par value (the "SHARES") at a purchase price of $0.10 per Share, to be paid by the Purchaser in cash, a full recourse promissory note, services performed or cancellation of indebtedness (the "PURCHASE PRICE").

                                    AGREEMENT

     In consideration of the foregoing, and the promises and covenants contained herein, the parties hereby agree as follows:

     1. Sale and Issuance of Common Stock.

          (a) Subject to the terms and conditions of this Agreement, in exchange for the Purchase Price, the Company agrees to issue to the Purchaser the Shares.

          (b) The closing will occur at the offices of the Company or such other location designated by the Company's board of directors, at a mutually agreeable time.

          (c) At the closing, the Purchaser will deliver to the Company the Purchase Price, and the Company will deliver to the Purchase a certificate representing the Shares.

     2. Legends. The Purchaser acknowledges and agrees that the certificate representing the Shares shall have endorsed thereon the legend, in substantially the following form:

          (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."


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          (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A
REPURCHASE OPTION IN FAVOR OF THE COMPANY OR ITS ASSIGNEE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY."

     3. Warranties and Representations. In connection with the proposed transfer of the Shares, the Purchaser hereby agrees, represents and warrants as follows:

          (a) The Purchaser represents that the Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Act.

          (b) The Purchaser is a resident of the state set forth on the signature page hereto.

          (c) The Purchaser is purchasing the Shares solely for his own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"). The Purchaser further represents that he does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares he is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

          (d) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser further represents and warrants that (i) he is familiar with the Company and its plans, operations and financial condition with the Company's officers, (ii) has received all such information as he deems necessary and appropriate to enable him to evaluate the financial risk inherent in making an investment in the Shares, and (iii) has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof. The Purchaser has such knowledge and experience in financial and business matters that he is capable of (i) evaluating the merits and risks of the purchase of the Shares pursuant to the terms of this Agreement and (ii) protecting his interests in connection therewith.

          (e) The Purchaser realizes that his purchase of the Shares will be a highly speculative investment, and he is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his investment.

          (f) The Company has disclosed to the Purchaser that:

               (i) The sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of the Shares is subsequently registered under the Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares or any portion thereof; and


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               (ii) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

          (g) The Purchaser understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Purchaser's investment intention and representations to the Company.

     4. Further Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     5. Company Share Repurchase Option.

          (a) Grant of Share Repurchase Option. In the event of the occurrence of any Repurchase Event, as defined below, the Company will have the right, but not the obligation, to repurchase the Shares acquired by the Purchaser pursuant to the Agreement (and any shares issued thereon or received with respect thereto pursuant to a stock split, combination, reorganization, or similar event) (the "REPURCHASE SHARES") under the terms and subject to the conditions set forth in this Section 5 (the "SHARE REPURCHASE OPTION"). Each of the following events shall constitute a "REPURCHASE EVENT":

               (i) Termination of the Purchaser's provision of continuous service to the Company or its parent, either as an employee, officer, director or a consultant ("SERVICE"), for any reason or no reason, with or without cause, including death or disability. The Repurchase Period, as defined below, shall commence on the date of termination of the Purchaser's Service; or

               (ii) The receivership, bankruptcy or other creditor's proceeding regarding the Purchaser or the taking of any of the Purchaser's shares of stock by legal process, such as a levy of execution. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of the commencement of pendency of the receivership, bankruptcy or other creditor's proceeding or the date of such taking, as the case may be.

          (b) Exercise of Share Repurchase Option. The Company may exercise the Share Repurchase Option by written notice to the Purchaser, the Purchaser's legal representative, or other holder of the Repurchase Shares, as the case may be, during the Repurchase Period. The "REPURCHASE PERIOD" shall be the period commencing at the time set forth in Section 5(a) above and ending on the date ninety (90) days after the commencement of the Repurchase Period. If the Company fails to give notice during the Repurchase Period, the Share Repurchase Option shall terminate (unless the Company and the Purchaser have extended the time for the exercise of the Share Repurchase Option) unless and until there is a subsequent Repurchase Event. If there is a subsequent Repurchase Event, the Share Repurchase Option shall again become exercisable as provided in this
Section 5. The Share Repurchase Option may be exercised for less than all of the Repurchase Shares, as determined by the Company in its sole discretion.

          (c) Payment for Repurchase Shares. The repurchase price per share being repurchased by the Company pursuant to the Share Repurchase Option will depend on either (i) the length of the Purchaser's Service period with the Company, as set forth in the table below, or (ii) the Milestones (as defined on EXHIBIT A) achieved by the Company during the period of the


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Purchaser's Service, as set forth in the below table, and will be the greater of the two numbers, if there is more than one indicated. The Repurchase Option will terminate upon after four (4) years of Service to the Company or upon the achievement of any four (4) Milestones during the Purchaser's Service period, whichever occurs sooner.

                                                            REPURCHASE PRICE PER
LENGTH OF SERVICE                                                   SHARE
-----------------                                           --------------------
Less than one (1) year of Service or
achievement of any one Milestone:                                   $0.20

More than one (1) year of Service, but less than two (2)            $0.40
years of Service or achievement of any two (2)
Milestones:

More than two (2) years of Service, but less than three             $0.80
(3) years of Service or achievement of any three
(3) Milestones:

More than three (3) years of Service                                $2.00

          (d) Payment of Purchase Price. If the Company elects to repurchase the Repurchase Shares, the Company will pay the Purchaser the Purchaser Price in cash on or before the last day of the Repurchase Period. For purposes of the foregoing, cancellation of any indebtedness of the Purchaser to the Company shall be treated as payment to the Purchaser in cash to the extent of the unpaid principal and any accrued interest canceled.

          (e) Assignment of Share Repurchase Option. The Company shall have the right to assign the Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company in its sole discretion.

          (f) Limitations on Transfer. The Shares subject to the Share Repurchase Option may only be transferred to (i) a Purchaser's ancestors, descendants or spouse or to a trustee for their benefit or the benefit of Purchaser, or (ii) a Purchaser's members, shareholder or partners, provided that such transferee or transferees shall agree in writing (in a form satisfactory to the Company or its parent) to take the Shares subject to all the terms and conditions of this Agreement providing for the Share Repurchase Option.

          (g) Transfers in Violation of Agreement. The Company or its parent shall not be required (i) to transfer on its books any shares of Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     6. Election Under Section 83(b) of the Code. The Purchaser understands that he should consult with his tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code ("ELECTION NOTICE"). The Election Notice, in the form attached hereto as EXHIBIT B, must be filed no later than thirty (30) days after the date


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on which Purchaser executes the Agreement. The Shares acquired upon execution of the Agreement are nontransferable and may be subject to a substantial risk of forfeiture. Failure to file Election Notice may result in adverse tax consequences to the Purchaser. The Purchaser acknowledges that he has been advised to consult with a tax advisor prior to the execution of the Agreement regarding the tax consequences to the Purchaser of the execution of the Agreement. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER
THE DATE ON WHICH THE PURCHASER PURCHASES THE SHARES SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PURCHASER ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PURCHASER'S SOLE RESPONSIBILITY, EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS BEHALF.

     7. "Market Stand-Off" Agreement. The Purchaser hereby agrees that in connection with the initial public offering ("IPO") of the Company's Common Stock should such offering occur, during the period of duration (not to exceed 180 days) specified by the Company or an underwriter of Common Stock of the Company following the effective date of the registration statement of the Company filed under the Act with respect to the IPO, he shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him at any time during such period except Common Stock included in such registration. The Purchaser agrees to the terms of any form of such a stand-off agreement as approved by the Company or an underwriter of the IPO.

     8. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, or upon delivery to an overnight courier service addressed to the other party at the address hereinafter shown below his or its authorized signature or at such other address as such party may designate by ten
(10) days' advance written notice to the other party.

     9. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each party.

     10. Entire Agreement; Amendments. This Agreement, together with the agreements referenced herein and therein, shall be construed under the laws of the State of Washington, and constitute the entire agreement of the parties with respect to the subject matter hereof and thereof superseding all prior written or oral agreements, and no amendment or addition hereto or thereto shall be deemed effective unless agreed to in writing by the parties.

     11. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

     12. Counterparts. This Agreement may be executed in counterparts each of which shall be an original, but all of which shall constitute one instrument.


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

     13. Counsel. The Purchaser has had the opportunity to consult with his own legal counsel before executing this Agreement. Purchaser understands and acknowledges that DLA Piper Rudnick Gray Cary US LLP is counsel to the Company and not to the Purchaser.

               [SIGNATURE PAGE OF COMMON STOCK PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"PURCHASER"                             "COMPANY"

                                        Vista.com, Inc.


By:                                     By:
    ---------------------------------       ------------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Address:                                Address:
         ----------------------------            -------------------------------


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                                    EXHIBIT A

                                   MILESTONES

MILESTONES

- The Company (including its parent) raises at least $3,000,000 in capital after the date of this Agreement.

- The Company or its parent becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act.

- The Company's or its parent's quarterly EBITDA (determined in accordance with GAAP) exceeds $1,000,000.

- The Company's or its parent's quarterly gross margin (determined in accordance with GAAP) exceeds $4,000,000.

- The Company's or its parent's quarterly gross revenues (determined in accordance with GAAP) exceeds $5,000,000.


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                                    EXHIBIT B

                              83(B) ELECTION NOTICE

                                 March ___, 2005

Please provide the Internal Revenue
Service Office where you file your
income taxes

-------------------------------------

-------------------------------------

    RE: ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986, AS
                                     AMENDED

Gentlemen:

     The following information is submitted pursuant to Treas. Reg. Section 1.83-2 in connection with this election by the undersigned under Section 83(b) of the Internal Revenue Code of 1986, as amended.

     THE NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER OF THE TAXPAYER ARE:

          Name:                            (the "TAXPAYER")
                --------------------------
          Address:
                   -----------------------

                   -----------------------


          I.D. No.:
                    ----------------------

     THE FOLLOWING IS A DESCRIPTION OF EACH ITEM OF PROPERTY WITH RESPECT TO WHICH THE ELECTION IS MADE:

          ________ shares of Common Stock of Vista.com, Inc. (the "STOCK") purchased from Vista.com, Inc. (the "COMPANY") pursuant a stock purchase agreement.

     THE PROPERTY WAS TRANSFERRED TO THE UNDERSIGNED ON:

          March ___, 2005.

     THE TAXABLE YEAR FOR WHICH THE ELECTION IS MADE IS:

          Year 2005

     THE NATURE OF THE RESTRICTION TO WHICH THE PROPERTY IS SUBJECT:

          The Stock may be repurchased by the Company or its assignee upon the occurrence of certain events. These repurchase rights lapse over time with regard


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          to a portion of the Stock based on the continued performance of services by the taxpayer to the Company over time.

     THE FOLLOWING IS THE FAIR MARKET VALUE AT THE TIME OF TRANSFER (DETERMINED WITHOUT REGARD TO ANY RESTRICTION OTHER THAN A RESTRICTION WHICH BY ITS TERMS WILL NEVER LAPSE) OF EACH PROPERTY WITH RESPECT TO WHICH THE ELECTION IS MADE:

          $________ (__________ shares at $0.10 per share).

     THE FOLLOWING IS THE AMOUNT PAID FOR THE PROPERTY:

          $__________

     A copy of this election has been furnished to the Company for which services are performed by the undersigned.

     Please acknowledge receipt of this election by signing or stamping the enclosed copy of this letter and returning it to the undersigned in the enclosed envelope.

                                        Very truly yours,


                                        ----------------------------------------
                                        [Name of Purchaser]

Enclosures

cc: Chief Financial Officer, Vista.com, Inc.


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